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                                                                  EXHIBIT 10.120


                 AMENDMENT NUMBER 3 TO THE AMENDED AND RESTATED
                      POOLING AND ADMINISTRATION AGREEMENT

            THIS AMENDMENT NUMBER 3, dated as of September 24, 1999 (the "Amendment"), to AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT, dated as of December 8, 1994 (as amended and restated, the "Agreement"), among NATIONAL FINANCIAL AUTO FUNDING TRUST II (successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust), a Delaware business trust ("NAFCO"), as transferor, NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a National Auto Finance Company L.P.), a Delaware corporation ("National Auto"), as initial Administrator, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                              W I T N E S S E T H:

            WHEREAS, NAFCO, National Auto and the Trustee have previously entered into the Agreement whereby NAFCO and Trustee formed National Financial Auto Receivables Master Trust (the " Trust") of which First Union National Bank is the Class B Certificateholder ("FUNB");

            WHEREAS, simultaneously with the execution hereof, National Auto and various trusts which are indirectly owned by it are securitizing receivables in a Qualifying ABS Transaction;

            WHEREAS, the Agreement provides that upon the closing of a Qualifying ABS Transaction, changes will be made to the Agreement to reflect the levels of enhancement and concentration in such qualifying ABS transaction.

            WHEREAS, as a result of the completion of such Qualifying ABS Transaction, certain Amortization Events and/or Liquidation Events will likely occur under the agreement.

            WHEREAS, FUNB and the Administrator desire to provide, for a limited period, certain alternative Amortization Events and Liquidation Events relating to the Net Loss Ratio, Delinquency Ratio and Gross Default Ratio;

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

            SECTION 1. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

            SECTION 2. Amendments to Agreement. Effective upon the execution and delivery of this Amendment:

            (a) the definition of "Minimum Required Overcollateralization Level" in Appendix A to the Agreement shall be amended to read:


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                                       -2-

            "Minimum Required Overcollateralization Level" means, with respect to any Interest Period, (A) with respect to Receivables less than thirty-one
(31) days past due, the greatest of (a) 19%, (b) the Initial Credit Enhancement Level for the most recently completed Qualified ABS Transaction, which in the case of the Qualifying ABS Transaction occurring in September, 1999, is 24% (such amount to be readjusted upon the closing of each Qualifying ABS Transaction) and (c) the product of (x) 3.0 and (y) the Net Loss Ratio for the Distribution Date on which such Interest Period commenced; provided, that this subsection (c) shall not apply for the period commencing with the October, 1999 Calculation Period and ending with the December, 1999 Calculation Period; provided, however, that if a Trigger Event shall have occurred and be continuing, the amount calculated pursuant to this clause (A) shall be increased by 2% and (B) with respect to Receivables greater than thirty (30) days, but less than sixty (60) days, past due, 60%.

            (b) Subsections (f), (g), (h), (i), (j) and (k) of Section 9.01 of the Agreement shall be amended to read:

      (f) the Net Loss Ratio for any Distribution Date exceeds: (I) 14% for the October, 1999 Calculation Period, (II) 16% for the November, 1999 Calculation Period, (III) 15% for the December, 1999 Calculation Period and (IV) 11% for any other Calculation Period;

      (g) the Net Loss Ratio for any Distribution Date exceeds: (I) 16% for the October, 1999 Calculation Period, (II) 18% for the November, 1999 Calculation Period, (III) 17% for the December, 1999 Calculation Period and (IV) 13% for any other Calculation Period;

      (h) the Delinquency Ratio exceeds: (I) 14% for the October, 1999 Calculation Period, (II) 16% for the November, 1999 Calculation Period, (III) 15% for the December, 1999 Calculation Period and (IV) 11% for any other Calculation Period;

      (i) the Delinquency Ratio exceeds: (I) 16% for the October, 1999 Calculation Period, (II) 18% for the November, 1999 Calculation Period, (III) 17% for the December, 1999 Calculation Period and (IV) 13% for any other Calculation Period;

      (j) the Gross Default Ratio for any Calculation Period exceeds: (I) 24% for the October, 1999 Calculation Period, (II) 25% for the November, 1999 Calculation Period, (III) 24.5% for the December, 1999 Calculation Period and (IV) 22% for any other Calculation Period;

      (k) the Gross Default Ratio for any Calculation Period exceeds: (I) 26% for the October, 1999 Calculation Period, (II) 27% for the November, 1999 Calculation Period, (III) 26.5% for the December, 1999 Calculation Period and (IV) 24% for any other Calculation Period;

                  (c) Subsection (o) of Section 9.01 of the Agreement shall be amended to read:


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                                       -3-

      (o) the hedging requirement set forth in Section 13.25 shall not have been complied with.

                  (d) A new subsection (c) shall be added to Section 13.23 of the Agreement, which shall read:

      (c) Non-Dealer Originations originated by any single person (a "Non-Dealer Originator") shall not be deemed to be Eligible Receivables to the extent that the Non-Dealer Originations originated by such Non-Dealer Originator exceeds (i) until the last day of the December, 1999 Calculation Period, five percent (5%) of the Eligible Pool Balance or (ii) thereafter, three percent (3%) of the Eligible Pool Balance.

                  (e) A new Section 13.27 shall be added to the Agreement, which shall read:

Section 13.27 Trigger Events. If any of the following events shall occur, a Trigger Event shall be deemed to have occurred and continue until the next succeeding Distribution Date:

      (a) the Net Loss Ratio for any Distribution Date exceeds: (I) 13% for the October, 1999 Calculation Period, (II) 15% for the November, 1999 Calculation Period, and (III) 14% for the December, 1999 Calculation Period;

      (b) the Delinquency Ratio exceeds: (I) 13% for the October, 1999 Calculation Period, (II) 15% for the November, 1999 Calculation Period, and
(III) 14% for the December, 1999 Calculation Period; and

      (c) the Gross Default Ratio for any Calculation Period exceeds: (I) 23% for the October, 1999 Calculation Period, (II) 24% for the November, 1999 Calculation Period, and (III) 23.5% for the December, 1999 Calculation Period.

            SECTION 3. Representations and Warranties.

            (a) NAFCO hereby confirms that (i) each of the representations and warranties set forth in Section 7.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) no Amortization Event has occurred and is continuing.

            (b) National Auto hereby confirms that (i) each of the representations and warranties set forth in Section 8.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) no Amortization Event or Administrator Default has occurred and is continuing.

            SECTION 4. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.



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                                       -4-

            SECTION 5. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the NAFCO, National Auto and the Trustee and be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SECTION 6. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.), not individually or personally but solely as trustee of National Financial Auto Funding Trust II, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of National Financial Auto Funding Trust II is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) but is made and intended for the purpose of binding only National Financial Auto Funding Trust II and (c) under no circumstances shall Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) be personally liable for the payment of any indebtedness or expenses of National Financial Auto Funding Trust II or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by National Financial Auto Funding Trust II under this Amendment or the Agreement.

                               [signatures follow]




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            IN WITNESS WHEREOF, NAFCO, the Administrator and the Trustee have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               NATIONAL FINANCIAL AUTO FUNDING TRUST II (as successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust) as the transferor

                               By: Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.), not in its individual capacity but solely as Owner Trustee of the National Financial Auto Funding Trust II)

                               By:   /s/ JOHN J. CASHIN
                                  ----------------------------------------------
                                  Name:  John J. Cashin
                                  Title: Vice President

                                  Address:   1201 Market Street, 9th Floor
                                             Wilmington, Delaware 19801

                                  Attention: Corporate Trust Department
                                  Telephone: (302) 428-3375
                                  Facsimile: (302) 984-4903

                               NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a
                               National Auto Finance Company L.P.)
                               as Administrator

                               By:  /s/ STEPHEN R. VETH
                                  ----------------------------------------------
                                  Name: Stephen R. Veth
                                  Title: Vice President, Secretary & General
                                         Counsel

                                  Address:   10302 Deerwood Park Boulevard
                                             Suite 100
                                             Jacksonville, Florida 32256

                                  Attention: General Counsel
                                  Telephone: (904) 996-2551
                                  Facsimile: (904) 996-2557


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                               BANKERS TRUST COMPANY,
                               not in its individual capacity but solely as Trustee of National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust)


                               By:  /s/ PATRICIA M. F. RUSSO
                                  ----------------------------------------------
                                  Name: Patricia M. F. Russo
                                  Title: Vice President

                                  Address:   Four Albany Street
                                             New York, New York 10006

                                  Attention: Corporate Trust and Agency Group
                                  Telephone: (212) 250-8360
                                  Facsimile: (212) 250-6439